UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 2, 2010

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4365 Executive Drive, Suite 300, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On March 3, 2010, La Jolla Pharmaceutical Company (the "Company") and Adamis Pharmaceuticals Corporation ("Adamis") terminated the Agreement and Plan of Reorganization, dated December 4, 2009, by and among the Company, Adamis and Jewel Merger Sub, Inc. (the "Merger Agreement"). The material terms of the Merger Agreement were described in a Current Report on Form 8-K filed by the Company on December 7, 2009.

The Merger Agreement was terminated following the Company’s delisting from the Nasdaq Stock Market LLC ("Nasdaq") and its inability to obtain sufficient votes for there to be a quorum to hold a special meeting of stockholders to approve the proposals related to the proposed merger. Upon termination of the Merger Agreement, neither party shall have any obligations, financial or otherwise, to the other party.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 2, 2010, the Company received a notice from Nasdaq indicating that Nasdaq will suspend trading of the Company’s common stock effective as of the open of business on March 4, 2010. Nasdaq determined that the Company is a public shell because of its nominal assets, other than cash, and its nominal operations.

Nasdaq has broad discretionary authority, under Listing Rule 5100, to delist securities in order to maintain the quality of and public confidence in the market, prevent fraudulent and manipulative acts and practices, to promote just and equitable principles of trade and protect investors and the public interest. Nasdaq has thus determined to delist the Company’s securities in accordance with Listing Rule 5100.

Although the Company may request that the Nasdaq Listing and Hearing Review Council review the delisting determination, the Company does not intend to make such a request. The Company has been informed that Nasdaq will file a Form 25-NSE to remove the Company’s common stock from listing and registration on Nasdaq.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Letter of Termination of Merger Agreement dated March 3, 2010.

Exhibit 99.1 Press Release Dated March 5, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

March 5, 2010	By:	/s/ Gail A. Sloan

Name: Gail A. Sloan
Title: Vice President of Finance and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Letter of Termination of Merger Agreement Dated March 3, 2010.
99.1	Press Release Dated March 5, 2010.